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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)   October 1, 1998



                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                    1-13232                84-1259577
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
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   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101


                                     NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         On October 1, 1998, Apartment Investment and Management Company
("AIMCO") and Insignia Financial Group, Inc., a Delaware corporation
("Insignia"), completed the merger (the "Insignia Merger") of Insignia with and into AIMCO pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 26, 1998, among AIMCO, AIMCO Properties, L.P., Insignia and
Insignia/ESG Holdings, Inc. (the "Insignia Merger Agreement"). Pursuant to the
Insignia Merger Agreement, on September 15, 1998, Insignia distributed to its stockholders all assets related to its U.S. and international commercial real estate business, its New York-based cooperative and condominium management company, its single-family home brokerage operations and other related holding
(the "Spin Off"). Previously, on September 14, 1998, the stockholders of AIMCO approved the Insignia Merger Agreement and the stockholders of Insignia approved the Spin Off and the Insignia Merger Agreement.

         In the Insignia Merger, each share of Class A Common Stock, par value
$.01 per share, of Insignia, was converted into the right to receive 0.262 shares of Class E Cumulative Convertible Preferred Stock, par value $.01 per share, of AIMCO ("AIMCO Class E Preferred Stock"). AIMCO will issue up to a total of approximately 8.96 million shares of AIMCO Class E Preferred Stock pursuant to the Insignia Merger. In addition, AIMCO repaid approximately $325 million in outstanding indebtedness of Insignia, and assumed approximately $149 million aggregate principal amount of 6 1/2% Convertible Debentures originally issued by Insignia.

         The terms of the AIMCO Class E Preferred Stock provide that in addition to receiving the same dividends as holders of AIMCO Common Stock, holders of AIMCO Class E Preferred Stock are entitled to a special cash dividend of $50.0 million in the aggregate, and when such dividend is paid, the AIMCO Class E
Preferred Stock automatically will convert into AIMCO Common Stock on a one-for-one basis, subject to antidilution adjustments, if any.

         In October 1998, the AIMCO Operating Partnership and AIMCO, entered into a $300 million senior unsecured interim term loan agreement with an affiliate of Lehman Brothers Inc. The term loan matures in one year. AIMCO used the proceeds to refinance existing indebtedness outstanding of Insignia at the time of merger.

         Also in connection with the Insignia Merger, AIMCO amended and restated its revolving credit facility with Bank of America National Trust and Savings Association and BankBoston, N.A. (the "Credit Facility"). The Credit
Facility now provides for loans of up to $100 million, including a $30 million swing-line. AIMCO Properties, L.P. is the borrower under the Credit Facility, and all obligations thereunder are guaranteed by AIMCO and certain of its subsidiaries.

         As a result of the Insignia Merger, as of October 1, 1998, AIMCO owned or controlled 58,495 units in 209 apartment properties, held an equity interest in 239,879 units in 1,335 apartment properties and managed 97,716 units in 759 apartment properties for third party owners and affiliates. AIMCO's press release dated October 2, 1998, relating to the Insignia Merger is included as
Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         As a result of the Insignia Merger, AIMCO acquired approximately 51% of the common shares of beneficial interest, par value $.01 per share ("IPT
Shares"), of Insignia Properties Trust, a Maryland real estate investment trust
("IPT"). On October 2 1998, AIMCO and IPT executed a definitive merger agreement
(the "IPT Merger Agreement") pursuant to which IPT will be merged into AIMCO or a subsidiary of AIMCO, and IPT shareholders will receive $13.25 per share in cash or AIMCO common stock worth $13.28 per share, at AIMCO's option. The transactions contemplated by the IPT Merger Agreement are subject to certain conditions. The IPT merger requires the approval of a majority of the outstanding IPT shares. AIMCO intends to vote all of its IPT shares in favor of the IPT merger. AIMCO's press release dated October 5, 1998, relating to the IPT
Merger Agreement is included as Exhibit 99.2 to this Report and is incorporated herein by reference.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number    Description
--------  -----------
 2.1      Agreement and Plan of Merger, dated as of October 1, 1998, by and between Apartment Investment and Management Company and Insignia
          Properties Trust.

10.1 Amended and Restated Credit Agreement, dated October 1, 1998, among AIMCO Properties, L.P., Bank of America National Trust and
          Savings Association, and BankBoston, N.A.

10.2 Promissory Note, dated October 1, 1998, in the principal amount of $65,000,000, issued by AIMCO Properties, L.P. to Bank of America
          National Trust and Savings Association.

10.3 Promissory Note, dated October 1, 1998, in the principal amount of $35,000,000, issued by AIMCO Properties, L.P. to Bank of America
          National Trust and Savings Association.

10.4 Swing Line Promissory Note, dated October 1, 1998, in the principal amount of $30,000,000, issued by AIMCO Properties, L.P. to Bank of America National Trust and Savings Association.

99.1      Press Release of Apartment Investment and Management Company, dated
          October 2, 1998.

99.2      Press Release of Apartment Investment and Management Company, dated
          October 5, 1998.

                                *     *     *     *     *




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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  October 13, 1998                   /s/ Troy Butts
                                          ------------------------------------
                                          Troy D. Butts
                                          Senior Vice President and Chief
                                          Financial Officer








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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


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

Exhibit
Number    Description
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
 2.1      Agreement and Plan of Merger, dated as of October 1, 1998, by and between Apartment Investment and Management Company and Insignia
          Properties Trust.

10.1      Amended and Restated Credit Agreement, dated October 1, 1998, among
          AIMCO Properties, L.P., Bank of America National Trust and Savings
          Association, and BankBoston, N.A.

10.2 Promissory Note, dated October 1, 1998, in the principal amount of $65,000,000, issued by AIMCO Properties, L.P. to Bank of America
          National Trust and Savings Association.

10.3 Promissory Note, dated October 1, 1998, in the principal amount of $35,000,000, issued by AIMCO Properties, L.P. to Bank of America
          National Trust and Savings Association.

10.4 Swing Line Promissory Note, dated October 1, 1998, in the principal amount of $30,000,000, issued by AIMCO Properties, L.P. to Bank of America National Trust and Savings Association.

99.1      Press Release of Apartment Investment and Management Company, dated
          October 2, 1998.

99.2      Press Release of Apartment Investment and Management Company, dated
          October 5, 1998.